UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2005
                                                         -----------------
                            Old Line Bancshares, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                    000-50345              20-0154352
        --------                    ---------              ----------
 (State of Incorporation)   (Commission File Number)  (I.R.S. Employer
                                                       Identification No.)

            2995 Crain Highway
            Waldorf, Maryland                                   20601
            ---------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ____ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

     ____ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))


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ITEM 8.01.        OTHER EVENTS

On February 24, 2005, Old Line Bancshares, Inc. ( the "Registrant") declared a cash dividend in the amount of $0.03 on each issued and outstanding share of the Common Stock payable on March 21, 2005 to stockholders of record at the close of business on March 7, 2005. Old Line Bancshares, Inc. also declared a 20% stock dividend on the Common Stock payable on March 24, 2005 to stockholders of record at the close of business on March 7, 2005, such Stock Dividend to be paid out of Old Line Bancshares, Inc.'s authorized but unissued shares of Common Stock. For further information, reference is made to the Registrant's press release, dated February 24, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this
ITEM 8.01 on Form 8-K.

ITEM 9.01.        EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits
          99.1 Press Release dated February 24, 2005.




                                              OLD LINE BANCSHARES, INC.


February 24, 2005                             By:  /s/James W. Cornelsen
                                              -------------------------------
                                              James W. Cornelsen, President


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